SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported):   October 20, 2000

CENTURA BANKS, INC.

(Exact name of registrant as specified in charter)

North Carolina	1-10646	56-1688522

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 North Church Street, Rocky Mount, North Carolina	27804

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (252) 454-4400

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

The information set forth below will be presented by representatives of Centura Banks, Inc. (“Centura”) at a banking conference on October 23, 2000. The following information comprises the visual portion of the presentation materials, substantially in the form intended to be presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTURA BANKS, INC. Registrant

Date:	October 20, 2000	By: /s/ Steven Goldstein Steven Goldstein Chief Financial Officer

UBS Warburg Regional Banks Conference

Centura Banks, Inc.

October 23, 2000

Centura

BANKING INVESTMENTS INSURANCE

Solutions

Cautionary Statement

- A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's ("Centura") plans, goals, objectives, expectations, projections, estimates, and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation's control). Factors that might cause such a difference include, but are not limited to: (i) competitive pressures among depository and other financial institutions may increase significantly; (ii) changes in the interest rate environment may reduce margins; (iii) general economic or business conditions, either nationally or in the states or regions in which Centura does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (iv) legislative or regulatory changes may adversely affect the businesses in which Centura is engaged; and (v) changes may occur in the securities markets. The Corporation cautions that the foregoing list of important factors is not exclusive. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in Centura's current and subsequent filings with the Securities and Exchange Commission. The Corporation does not undertake to update any forward looking statement that may be made from time to time by or on behalf of Centura.
- In addition to the foregoing, a significant portion of the financial information presented has not been prepared based on GAAP and is derived from internal management reporting sources.

Centura's Strategy

About Centura

Purpose → ***Make a difference*** in the lives of our customers

Strategy → *Full-line retailer of financial services*

- Understand customers and their needs
- Deliver solutions
- Develop customer loyalty

Culture → ***Have fun***, work hard, move fast, and create a different kind of company that people want to be a part of

Goal → To be ***the best bank*** in each of the markets in which we operate

Outcomes

Engaged Employees **Loyal Customers** **Higher Performance**

Strategic Excellence - Customer Focus

All of Centura's services and delivery channels were designed around the needs of the customer, a strategy which delivers the greatest convenience and financial freedom possible.



Checking
Loans
Savings
Leasing
Cash Mgmt
Comm. Banking
Asset Mgmt
Corporate Banking
Insurance
Capital Markets
Securities
Traditional
In-Store
Call Center
ATM
Customer
Mail Service
PC/Internet
Sales Culture
Services
Channels

Centura's Markets

Centura's Footprint

- $11.2 billion in assets
- 216 traditional
- 30 in store
- 253 ATMs
- 41 Series 7 Brokers



The Triangle (28)
Greensboro (5)
Hampton Roads (23)
Rocky Mount (10)
Greenville (3)
Fayetteville (7)
Wilmington (8)
Charleston (1)



Virginia
Winston-Salem (7)
North Carolina
Charlotte (10)
South Carolina

Key Cities (# of Branches)

As of September 30, 2000

Projected Household Growth
1998 To 2003
NC, SC & VA By Zip Code


Source: Claritas
GMA

Layers

- Zip Codes
- Centura Locations

Household Growth

- > 1,000
- 750 to 1,000
- 500 to 750
- 250 to 500
- < 250
- Expected Loss

Truths About North Carolina

- Three of the top 10 U.S. banks are based in NC.
- NC is the 11th most populous state in the nation.
- NC features an attractive blend of resort markets and vibrant metropolitan areas, which are mirrored in South Carolina and Virginia.
- The US Census Bureau ranks NC as the nation's 7th fastest growing population.
- North Carolina is one of five states that accounted for 40% of all home building in 1999.

Truths About Virginia

- VA is the 12th most populous state in the nation.
- VA is projected to grow by 1.8 million people by 2025, which ranks it as the nation's 8th fastest growing state.
- The Norfolk-Virginia Beach-Newport News MSA is projected to have a 4.75% increase in total households by 2004 and a corresponding increase in household income of 16.27% over the same period.

Truths About South Carolina

- SC is the 26th most populous state in the nation.
- SC's population is projected to increase by 972,000 people by 2025 making it the 16th fastest growing U.S. state.
- SC features strong growth markets including Florence, Myrtle Beach, and Charleston.
- Projected household income growth (1999-2004)
  - Florence MSA: 23.95%
  - Myrtle Beach MSA: 25.59%
  - Charleston MSA: 24.36%

Four distinct markets classifications


Resort
Large Metro (150,000+)
Small Metro (50,000 - 150,000)
Community (less than 50,000)
(population)

Total Loans and Deposits

- Large Metro - 32%
- Small Metro - 30%
- Resort - 22%
- Community - 16%

Large Metro Markets

Primary Markets: Charlotte, Raleigh, Greensboro, Norfolk VA

Demographics:
Urban markets
Higher percentage of high net worth households
Strong growth

Strategies:
Private banking
Commercial R.E.
Small business lending



32% of total
loans and deposits

Small Metro Markets

Primary Markets: Rocky Mount, Fayetteville, Greenville NC, Florence SC

Demographics:
Diverse economies: agri-business, industrial, service, military

Strategies:
Specialty Business
Local thinking and actions



30% of total loans and deposits

Resort Markets

Primary Markets:
Asheville, Pinehurst, Wilmington, Outer Banks, Myrtle Beach SC, Charleston SC

Demographics:
Broad range of ages,
incomes, and housing values;
retirement,
strong growth

Strategies:
Business development
Small business lending
Cross selling



22% of total loans and deposits

Community Markets

Primary Markets: **Ahoskie, Kinston, Roanoke Rapids, Elizabeth City**

Demographics:
Agri-business and industry
Strong market share
minimal growth

Strategies:
Business Development
Big Bank with Personal Delivery
Specialty Business



16% of total
loans and deposits

It's All About Customer Knowledge

Centura's Profit Segment Distributions

Since 1997, Centura has been able to retain its most profitable customers while "moving" a significant number of Level 5 customers into profitable segments.



100.0
80.0
60.0
40.0
20.0
0.0
-20.0
% of Total Profit
6%
8%
12%
16%
31%
32%
24%
25%
27%
19%
1
2
3
4
5
Profit Segment
1997
2000

** Numbers at top of bars equal percentage of total households*

Average Household Profitability

Since 1997, Centura has increased its per household profitability by 29% to $49.42.


55.00
50.00
45.00
40.00
35.00
30.00
25.00
($ per household)
1997
1998
1999
2000*

** Data as of August 31, 2000*

Triangle Customer Profitability

Since the merger, Centura has been able to dramatically improve the number of profitable Triangle customers.



50.0
40.0
30.0
20.0
10.0
0.0
% of Total Households
1
2
3
4
5
Profit Segment
Aug-99
Aug-00

** Numbers at top of bars equal percentage of total households*

Triangle CD/IRA HH Balances and Values

Since the Triangle merger, Centura has been able to raise the value of its CD and IRA deposits, despite declining balances, thanks to the runoff of many "rate shopper" single service CD households.



550.0
500.0
450.0
400.0
($ in millions)
200.0
150.0
100.0
50.0
($ in thousands)
Balances
Value
March
June
August
Balances
Value

Centura

Triangle Update

- **Deposits**
  - Repricing of high yield CDs - approximately 75% complete
  - 95% of total CD runoff among single service CD households
- **Triangle Cross-sell Ratio**
  - 1.96 to 2.30, a 17% increase since Feb 2000
- **Triangle Profit per Household** (average total - 3 months)
  - $22.96 to $41.27, an 80% increase since Feb 2000
- **Triangle Retention**
  - 96% of high profitability households

Data as of August 31, 2000

Noninterest Expense

Expected expense savings of Triangle were realized by the third quarter of 2000.



$88.5
$7.5
$1.9
$2.0
$84.9
$85.4
Actual 3Q99
Triangle Expense Saves
6% Growth
NCS
Expected 3Q00
Actual 3Q00

Dollars in millions

Triangle Update

- **What went well**
  - Systems integration
  - Profiling and Identification of retention targets
- **What we learned**
  - Aggressive short-term expectations
  - In market merger effects
    - customers
    - employees
- **Conclusion**
  - In-market mergers are challenging, especially during periods of rising interest rates

Online Customer Profile

- More Loyal
  - Almost twice as many relationships as the general customer base
  - Expected relationship life of customers
    - overall households - 7.9 years
    - online households - 12.6 years
  - 97% retention of high value households
- More Profitable
  - 35% are high value households versus 24% of overall high value households
  - Profit per household
    - overall households - $49
    - online households - $69

Profile

- Comprehensive set of online financial services
- Partnership with S1
  - Leading provider of innovative Internet-based financial services solutions
  - Aggregator

centura snapshot

VerticalOne℠
An S1 Company

- Growth since April 2000
  - Addition of 8,986 new online customers
  - 144% increase in hits to the website

Report Card

Per Share Data

In 2000, Centura has held noninterest expense flat while maintaining modest growth in core revenues.



$ Net Interest Income, TE
12.0
10.0
8.0
6.0
4.0
2.0
0.0
96
97
98
99
00



$ Noninterest Income
12.0
10.0
8.0
6.0
4.0
2.0
0.0
96
97
98
99
00



$ Noninterest Expense
12.0
10.0
8.0
6.0
4.0
2.0
0.0
96
97
98
99
00

Excludes merger related charges, securities transactions, and gain on sale of mortgage servicing

Margin

Centura has been affected by industry wide margin pressures over the past four quarters. An expected margin increase in 4Q00 reflects the acquisition of branches from Wachovia and the restructuring of the securities portfolio in 3Q00.



Margin
4.30
4.25
4.20
4.15
4.10
4.05
4.00
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00E

Loan and Deposit Trends

Growth in loans and deposits through the first nine months of 2000 is in line with 1998 and 1999.



8
7
6
5
4
($ in millions)
1995
1996
1997
1998
1999
09/30/00
Loans
Deposits

Balances do not reflect branches divested following the merger with Triangle Bancorp

Asset Quality

Charge offs have been relatively low excluding the Pluma charge in 1999. NPAs, in turn, have remained relatively constant over the past four years.



Annual Net Charge Offs
0.55
0.45
0.35
0.25
0.15
0.05
(% of Avg. Loans)
1997
1998
1999
09/30/00
Pluma



Annual NPAs
1.00
0.80
0.60
0.40
0.20
0.00
(% of Avg. Loans)
1997
1998
1999
09/30/00

Efficiency Ratio

As a result of effectively controlling expense growth, Centura's 1999 efficiency ratio was 57.65%. Because revenue growth has been slightly lower in 2000, the efficiency ratio has risen to 58.44%.



70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
50.0%
94
95
96
97
98
99
09/30/00

**Excludes merger-related expenses*

Looking Forward

Keys to Centura's Ongoing Success

- Speed and Agility
- Pricing discipline
- Customer focused innovation
- Engaged employees
- Focused leadership
- Patience
- Opportunistic M&A practices

Centura's Investment Thesis

- Solutions - Focused vision and strategy
- Innovation - Unique ability to gain and leverage customer insight
- Growth Potential - Operating in strong markets
- Financial Strength - Solid track record of financial growth

Centura

BANKING INVESTMENTS INSURANCE

Solutions